Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2004

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-23637 (Commission File Number)	58-2179041 (I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
>ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EX-99.1 PRESS RELEASE DATED MAY 20, 2004

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99.1	Press Release dated May 20, 2004

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 20, 2004, Global Preferred Holdings, Inc. (“Global Preferred”) announced its consolidated financial results for the quarter ended March 31, 2004. A copy of Global Preferred’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:May 24, 2004	Global Preferred Holdings, Inc.
	By:	/s/ Bradley E. Barks
		Name:	Bradley E. Barks
		Title:	Chief Financial Officer